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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): December 15, 1999 (November 30, 1999)

                                XETA Corporation
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             (Exact name of registrant as specified in its charter)

         Oklahoma                    0-16231                  73-1130045
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(State or other jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma                  74012
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:       918-664-8200
                                                   -----------------------------

                                 Not Applicable
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             (Former name or address, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets

         On November 30, 1999, XETA Corporation (the "Company") closed the previously reported agreement to acquire from Mark A. Martin and Lawrence J. Hopp 100% of the outstanding stock (the "Shares") of U.S. Technologies Systems, Inc., a privately held Missouri corporation ("UST"). The acquisition was made pursuant to a Stock Purchase Agreement dated as of August 1, 1999 between Mark
A. Martin and Mark A. Martin, Trustee Under Living Trust of Mark A. Martin dated April 4, 1994, and the Company (the "Martin Agreement"), and a Stock Purchase Agreement dated as of August 1, 1999 between Lawrence J. Hopp and Lawrence J. Hopp, Trustee Under Living Trust of Lawrence J. Hopp dated October 13, 1994, and the Company (the "Hopp Agreement").


         UST is Lucent Technologies' largest authorized dealer of telecommunications equipment, including voice and data technology systems, to the commercial market. UST reported net sales and net income of $28,480,728 and $1,765,600, respectively, for its fiscal year ended December 31, 1998. It has sales offices in six cities, customers in thirty states, and 91 employees. The Company intends to operate UST as a commercial channel division of its business.

         The consideration for the Shares was the result of separate arms-length negotiations with each of the sellers and consisted, in the aggregate, of $26 million in cash, $23 million of which was paid at closing, and 150,000 shares of the Company's unregistered common stock issued to Mr. Martin at closing. The balance of the cash purchase price is being held by the Company pursuant to the terms of the Martin Agreement, which provides for a $2 million earn-out to be paid to Mr. Martin contingent upon UST's achievement of certain performance goals during the two years following the closing, and $1 million to be held for two years as security against any losses which may be incurred due to any breach of the representations and warranties contained in the Agreement. In addition, under both the Martin Agreement and the Hopp Agreement, the Company will pay the "net tax cost" (as defined in the respective agreements), if any, incurred by Mr. Martin and Mr. Hopp as a result of taxable income being allocated to them on earnings by UST from August 1, 1999 up to, but not including, the day of closing.

         The Company financed the cash portion of the purchase price through a $40 million credit facility established by the Company simultaneously with the UST acquisition pursuant to a Credit Agreement dated November 30, 1999 with Bank One, Oklahoma, NA and Mercantile Bank, NA, the Lenders named therein, Bank One, Oklahoma, NA, as Agent and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner (the "Credit Facility"). The $23 million advanced at closing under the Credit Facility is evidenced by two separate term notes, one in the principal amount of $12,650,000 and one in the principal amount of $10,350,000, payable to Bank One and to Mercantile Bank, respectively, both maturing on November 30, 2004 (the "Term Loan"), with aggregate principal payable in equal monthly installments of $383,333.33. Interest on the Term Loan is based on a margin above either Bank One, Oklahoma's prime rate or LIBOR. The margin added to the base rate is determined


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by the ratio of Total Funded Debt to EBITDA (both terms defined in the Credit
Facility) and ranges from zero to 75 basis points on prime rate based borrowings and ranges from 150 to 250 basis points on LIBOR based borrowings. Interest on the Term Loan is payable monthly. Of the remaining $17 million available under the Credit Facility, $5 million can be used for working capital needs under a revolving credit line and $12 million can be used to finance additional acquisitions. The Credit Facility is secured by a lien against all of the Company's and UST's assets, including a mortgage on the Company's Tulsa headquarters, and is guaranteed by UST.

         Following the closing, the Company entered into a two-year employment agreement with Mr. Martin, who will serve as President of the Company's commercial channel division. Mr. Martin will also be nominated to serve on the Company's Board of Directors to be elected at the next annual meeting of shareholders.

Item 7.   Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  It is impracticable to provide the required financial statements at the time of filing this report. The required financial statements will be filed by amendment to this report no later than February 14, 2000.

         (b)      Pro Forma Financial Information.

                  It is impracticable to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this report no later than February 14, 2000.

         (c)      Exhibits.

                  See Index to Exhibits for listing of those documents filed as exhibits to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XETA Corporation
                                         (Registrant)


Dated:   December 14, 1999               By: /s/ JON A. WIESE
                                             -----------------------------------
                                             Jon A. Wiese
                                             President


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                                  EXHIBIT INDEX


 SEC No.          Description                                                                                  Page
 -------          -----------                                                                                  ----
     (1)          Underwriting Agreement - None.

     (2)          Plan of acquisition, reorganization, arrangement, liquidation or succession.

                  2.1      Stock Purchase Agreement dated as of August 1, 1999,  between MARK A. MARTIN, individually, and MARK A. MARTIN, Trustee Under Living Trust of Mark A. Martin
                           dated April 4, 1994 and XETA Corporation.

                           The Schedules and Exhibits to the Stock Purchase
                           Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Schedule 1.1          Corporate Existence; Qualification; Organizational
                                                 Documents
                           Schedule.1.3          Subsidiaries
                           Schedule.1.4          Consents
                           Schedule.1.5          Title to Shares
                           Schedule.1.6          Financial Statements
                           Schedule.1.7          Liabilities
                           Schedule.1.8          Actions Since Balance Sheet Date
                           Schedule.1.9          Absence of Material Changes
                           Schedule.1.10         Taxes
                           Schedule.1.11         Ownership of Assets; Trademarks; etc.
                           Schedule.1.12         Insurance
                           Schedule.1.13         Litigation and Legal Compliance
                           Schedule 1.14         Real Property
                           Schedule 1.15         Material Agreements
                           Schedule 1.16         Condition of Assets
                           Schedule 1.17         Accounts and Notes Receivable
                           Schedule 1.18         Permits and Licenses
                           Schedule 1.19         Banking Arrangements
                           Schedule 1.20         Interest in Assets
                           Schedule 1.21         Salary Information
                           Schedule 1.22.1       Pension Plans
                           Schedule 1.22.2       Welfare Plans
                           Schedule 1.22.3       Prohibited Transactions


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
                           Schedule 1.22.4       Compliance
                           Schedule 1.22.5       COBRA
                           Schedule 1.22.6       Profit Sharing Plans
                           Schedule 1.22.7       Miscellaneous Benefit Plan Matters
                           Schedule 1.23         No Breach
                           Schedule 1.24         Brokers
                           Schedule 1.25         Labor Discussions
                           Schedule 1.26         Change of Name
                           Schedule 1.27         Environmental Matters
                           Schedule 1.28         Year 2000 Compliance
                           Exhibit 1.2           Non-Competition Agreement
                           Exhibit 1.3.2         Definition of Gross Profit
                           Exhibit 1.5           Employment Agreement
                           Exhibit 2.1           Agreement Regarding Representations,
                                                 Warranties and Covenants of the Company and the Seller
                           Exhibit 4.3           Confidentiality Agreement
                           Exhibit 5.7           Certificate Pursuant to Section 5.7 of Stock Purchase
                                                 Agreement
                           Exhibit 6.4           Certificate Pursuant to Section 6.4 of Stock Purchase
                                                 Agreement

                  2.2 Stock Purchase Agreement dated as of August 1, 1999, between LAWRENCE J. HOPP, individually, and LAWRENCE
                           J. HOPP, as Trustee under Living Trust of Lawrence J. Hopp, dated October 13, 1994 and XETA Corporation.

                           The Schedules and Exhibits to the Stock Purchase Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Schedule 1.1          Corporate Existence; Qualification; Organizational
                                                 Documents
                           Schedule 1.3          Subsidiaries
                           Schedule 1.4          Consents
                           Schedule 1.5          Title to Shares
                           Schedule 1.6          Financial Statements
                           Schedule 1.7          Liabilities
                           Schedule 1.8          Actions Since Balance Sheet Date
                           Schedule 1.9          Absence of Material Changes
                           Schedule 1.10         Taxes
                           Schedule 1.11         Ownership of Assets; Trademarks; etc.
                           Schedule 1.12         Insurance
                           Schedule 1.13         Litigation and Legal Compliance
                           Schedule 1.14         Real Property

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
                           Schedule 1.15         Material Agreements
                           Schedule 1.16         Condition of Assets
                           Schedule 1.17         Accounts and Notes Receivable
                           Schedule 1.18         Permits and Licenses
                           Schedule 1.19         Banking Arrangements
                           Schedule 1.20         Interest in Assets
                           Schedule 1.21         Salary Information
                           Schedule 1.22.1       Pension Plans
                           Schedule 1.22.2       Welfare Plans
                           Schedule 1.22.3       Prohibited Transactions
                           Schedule 1.22.4       Compliance
                           Schedule 1.22.5       COBRA
                           Schedule 1.22.6       Profit Sharing Plans
                           Schedule 1.22.7       Miscellaneous Benefit Plan Matters
                           Schedule 1.23         No Breach
                           Schedule 1.24         Brokers
                           Schedule 1.25         Labor Discussions
                           Schedule 1.26         Change of Name
                           Schedule 1.27         Environmental Matters
                           Schedule 1.28         Year 2000 Compliance
                           Exhibit 1.2           Non-Competition Agreement
                           Exhibit 2.1           Agreement Regarding Representations,
                                                 Warranties and Covenants of the Company and the Seller
                           Exhibit 4.3           Confidentiality Agreement
                           Exhibit 5.6           Certificate Pursuant to Section 5.6 of Stock Purchase
                                                 Agreement
                           Exhibit 5.7           Counsel's Opinion Letter
                           Exhibit 6.4           Certificate Pursuant to Section 6.4 of Stock Purchase
                                                 Agreement

                  2.3 Credit Agreement dated as of November 30, 1999, among XETA, the Lenders, the Agent and the Arranger.

                           The Schedules and Exhibits to the Credit Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Exhibit A-1      Form of Opinion of Counsel
                                            (Borrower)
                           Exhibit A-2      Form of Opinion of Counsel (UST)
                           Exhibit B        Compliance Certificate
                           Exhibit C        Assignment Agreement
                           Exhibit D        Loan/Credit Related Money Transfer
                                            Instruction
                           Exhibit E-1      Form of Revolving Note
                           Exhibit E-2      Form of Term Note
                           Exhibit E-3      Form of Acquisition Note


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                           Exhibit E-4      Form of Acquisition Term Note
                           Schedule 1       Subsidiaries and Other Investments
                           Schedule 2       Indebtedness and Liens

                  2.4      Pledge and Security Agreement.

                           The Schedules and Exhibits to the Pledge and Security Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Exhibit A (See Sections 3.3, 3..4, 4.1.7 and 9.1 of
                                     Security Agreement)
                           Exhibit B (See Section 3.8 of Security Agreement) Exhibit C (See Section 3.8 of Security Agreement) Exhibit D (See Sections 3.9 and 4.1.6 of Security
                                     Agreement)
                           Exhibit E List of Pledged Securities (See Sections
                                     3.11 of Security Agreement)
                           Exhibit F (See Section 3.1 of Security Agreement) Exhibit G Supplement to Security Agreement

                  2.5 Real Estate Mortgage, Security Agreement, Financing Statement and Fixture Filing (with Power of Sale).

                           The Schedules and Exhibits to the Real Estate Mortgage, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Exhibit A     (Legal Description)
                           Exhibit B     Description of Personal Property
                           Exhibit C     Title Exceptions

                  2.6      Subsidiary Guaranty.

                  2.7      $12,650,000 Term Note - Bank One, Oklahoma, NA.

                  2.8      $10,350,000 Term Note - Mercantile Bank.

     (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1, Registration No. 33-7841.

     (16)         Letter on change in certifying accountant - N/A.


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     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23) Consents of experts and counsel - To be filed with the financial statements required by Item 7, by amendment to this report no later than February 14, 2000.

     (24)         Power of attorney - None.

     (27)         Financial Data Schedule - N/A.

     (99)         Additional exhibits.

                  99.1 Employment Agreement dated November 30, 1999 between Mark A. Martin and the Company.


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